Exhibit 99.1

CMS ENERGY ANNOUNCES THIRD QUARTER EARNINGS OF $0.61 PER SHARE, OR $0.62 PER SHARE ON AN ADJUSTED BASIS; RAISES 2017 ADJUSTED EARNINGS GUIDANCE, AND INTRODUCES 2018 ADJUSTED EARNINGS GUIDANCE

JACKSON, Mich., October 26, 2017 — CMS Energy announced today reported net income of $172 million, or $0.61 per share, for the third quarter of 2017 and $463 million, or $1.65 per share, for the first nine months of the year. On an adjusted basis, which excludes $0.01 for legacy legal costs, the company had net income of $173 million, or $0.62 per share, for the third quarter, and $465 million, or $1.66 per share, for the first nine months of the year. On a weather-normalized basis, adjusted earnings per share improved by $0.13 or 8 percent for the first nine months, versus the same period last year.

CMS Energy raised the low end of its guidance for 2017 adjusted earnings to $2.15 to $2.18 per share (*See below for important information about non-GAAP measures) or 6 to 8 percent annual adjusted earnings per share growth. Additionally, CMS Energy introduced 2018 adjusted earnings per share guidance of $2.29 to $2.33, reflecting growth of 6 to 8 percent.

“My co-workers and I work every day to ensure our customers have the reliable and affordable electricity and natural gas they need to power their homes and businesses,” said Patti Poppe, President and CEO of CMS Energy and Consumers Energy. “We work hard for the good of Michigan because we live here too — and we want to see our state succeed. During the third quarter, we have continued on a path of world class performance delivering hometown service, while remaining on track to meet our financial objectives.”

CMS Energy noted several accomplishments in the third quarter:

•                  Achieved record customer electric reliability this quarter despite multiple storms

•                  Pledged $1 million to help with the creation of the Flint Promise, a scholarship program for Flint children through the Consumers Energy Foundation

•                  Deployed over 350 Consumers Energy employees and contractors to Florida and Georgia to help restore power after Hurricane Irma

•                  Launched a new pilot program to allow large business customers to be powered 100 percent by renewable energy

CMS Energy (NYSE: CMS) is a Michigan-based company that has an electric and natural gas utility, Consumers Energy, as its primary business and also owns and operates independent power generation businesses.

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CMS Energy will hold a webcast to discuss its 2017 third quarter results and provide a business and financial outlook on October 26 at 8:30 AM (EDT). To participate in the Webcast, go to CMS Energy’s home page (www.cmsenergy.com) and select “Investor Meeting.”

Important information for investors about non-GAAP measures and other disclosures.

*This news release contains non-Generally Accepted Accounting Principles (non-GAAP) measures, such as adjusted earnings. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in the attached summary financial statements. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company’s reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. Adjusted weather-normalized earnings are provided to show the impact of deviations from normal weather.

This news release contains “forward-looking statements.” The forward-looking statements are subject to risks and uncertainties that could cause CMS Energy’s and Consumers Energy’s results to differ materially. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

For more information on CMS Energy, please visit our website at www.cmsenergy.com. To sign up for email alert notifications, please visit the Investor Relations section of our website.

Media Contacts: Katie Carey, 517/788-2395 or Brian Wheeler, 517/788-2394

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

CMS Energy Corporation

SUMMARIZED CONSOLIDATED STATEMENTS OF INCOME

(In Millions, Except Per Share Amounts)

	Third Quarter		Nine Months
	(Unaudited)		(Unaudited)
	2017	2016	2017	2016

Operating Revenue	$1,527	$1,587	$4,805	$4,759

Operating Expenses	1,197	1,212	3,846	3,783

Operating Income	$330	$375	$959	$976

Other Income	10	16	33	50

Interest Charges	111	110	328	324

Income before Income Taxes	$229	$281	$664	$702

Income Tax Expense	57	95	200	227

Net Income	$172	$186	$464	$475

Income Attributable to Noncontrolling Interests	—	—	1	1

Net Income Available to Common Stockholders	$172	$186	$463	$474

Income Per Share
Basic	$0.61	$0.67	$1.65	$1.71
Diluted	0.61	0.67	1.65	1.70

CMS Energy Corporation

SUMMARIZED CONSOLIDATED BALANCE SHEETS

(In Millions)

	September 30	December 31
	2017	2016
	(Unaudited)
Assets
Cash and cash equivalents	$142	$235
Restricted cash and cash equivalents	27	19
Other current assets	1,952	2,026
Total current assets	$2,121	$2,280
Plant, property, and equipment	16,444	15,715
Other non-current assets	3,555	3,627
Total Assets	$22,120	$21,622

Liabilities and Equity
Current liabilities (1)	$1,051	$1,371
Non-current liabilities (1)	6,166	5,927
Capitalization
Debt, capital leases, and financing obligation (2)
Debt, capital leases, and financing obligation (excluding non-recourse and securitization debt)	8,779	8,508
Non-recourse debt	1,237	1,198
Total debt, capital leases, and financing obligation	10,016	9,706
Noncontrolling interests	37	37
Common stockholders’ equity	4,535	4,253
Total capitalization	$14,588	$13,996
Securitization debt (2)	315	328
Total Liabilities and Equity	$22,120	$21,622

(1) Excludes debt, capital leases, financing obligation and securitization debt

(2) Current and long-term

CMS Energy Corporation

SUMMARIZED STATEMENTS OF CASH FLOWS

(In Millions)

	Nine Months
	(Unaudited)
	2017	2016

Beginning of Period Cash and Cash Equivalents (Including Restricted Amounts)	$257	$288

Cash provided by operating activities	$1,199	$1,241
Cash used in investing activities	(1,354)	(1,398)
Cash flow from operating and investing activities	$(155)	$(157)
Cash provided by financing activities	71	237
Total Cash Flow	$(84)	$80

End of Period Cash and Cash Equivalents (Including Restricted Amounts)	$173	$368

CMS Energy Corporation

SUMMARY OF CONSOLIDATED EARNINGS

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

(In Millions, Except Per Share Amounts)

	Third Quarter			Nine Months
	(Unaudited)			(Unaudited)
	2017		2016	2017	2016

Net Income Available to Common Stockholders	$172		$186	$463	$474

Reconciling Items:
Discontinued Operations (Income) Loss	*		(* )	*	*

Voluntary Separation Program	—		11	—	11
Tax Impact	—		(4)	—	(4)

Restructuring Costs and Other	1		2	3	2
Tax Impact	(*	)	(1)	(1)	(1)

Adjusted Net Income - Non-GAAP Basis	$173		$194	$465	$482

Non-Normal Weather Impacts	10		(48)	82	(9)
Tax Impact	(4)		18	(32)	3

Adjusted Weather-Normalized Net Income - Non-GAAP Basis	$179		$164	$515	$476

Average Number of Common Shares Outstanding
Basic	281		278	280	278
Diluted	282		279	281	279

Basic Earnings Per Average Common Share

Net Income Per Share as Reported	$0.61		$0.67	$1.65	$1.71

Reconciling Items:
Discontinued Operations (Income) Loss	*		(* )	*	*

Voluntary Separation Program	—		0.04	—	0.04
Tax Impact	—		(0.01)	—	(0.01)

Restructuring Costs and Other	0.01		*	0.01	*
Tax Impact	(*	)	(* )	(* )	(* )

Adjusted Net Income Per Share - Non-GAAP Basis	$0.62		$0.70	$1.66	$1.74

Non-Normal Weather Impacts	0.03		(0.17)	0.29	(0.03)
Tax Impact	(0.01)		0.07	(0.11)	0.01

Adjusted Weather-Normalized Net Income Per Share - Non-GAAP Basis	$0.64		$0.60	$1.84	$1.72

Diluted Earnings Per Average Common Share

Net Income Per Share as Reported	$0.61		$0.67	$1.65	$1.70

Reconciling Items:
Discontinued Operations (Income) Loss	*		(* )	*	*

Voluntary Separation Program	—		0.04	—	0.04
Tax Impact	—		(0.01)	—	(0.01)

Restructuring Costs and Other	0.01		*	0.01	*
Tax Impact	(*	)	(* )	(* )	(* )

Adjusted Net Income Per Share - Non-GAAP Basis	$0.62		$0.70	$1.66	$1.73

Non-Normal Weather Impacts	0.03		(0.17)	0.29	(0.03)
Tax Impact	(0.01)		0.07	(0.11)	0.01

Adjusted Weather-Normalized Net Income Per Share - Non-GAAP Basis	$0.64		$0.60	$1.84	$1.71

Note:

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements. Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. Adjusted weather-normalized earnings are provided to show the impact of deviations from normal weather.

* Less than $500 thousand or $0.01 per share.